Exhibit 10.1

ELEVENTH AMENDMENT TO

REVOLVING CREDIT, TERM LOAN, AND SECURITY AGREEMENT

This Eleventh Amendment to Revolving Credit, Term Loan, and Security Agreement (the “Amendment”) is made this 26th day of July, 2023 by and among VITAL FARMS, INC., a corporation organized under the laws of the State of Delaware (“Vital Farms”), VITAL FARMS OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Missouri (“Vital Farms Missouri” and together with Vital Farms and each Person joined as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), the financial institutions which are now or which hereafter become a party (collectively, the “Lenders” and each individually, a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.
On October 4, 2017, Borrowers, Lenders, and Agent entered into a certain Revolving Credit, Term Loan, and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.
Borrowers have requested and Agent and Lenders have agreed, subject to the terms and conditions of this Amendment, to modify certain definitions, terms and conditions in the Loan Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.
Amendments to Loan Agreement. Upon the effectiveness of this Amendment, the Loan Agreement shall be amended as follows:

(a)
Term: Section 13.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until April 2, 2025 (the “Term”) unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon thirty (30) days prior written notice to Agent upon payment in full of the Obligations other than in connection with a Change of Control.

2.
Representations and Warranties. Each Borrower hereby:

(a)
reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which related exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date;

(b)
reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)
represents and warrants that after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)
represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)
represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

3.
Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a)
Agent shall have received this Amendment fully executed by Borrowers;

(b)
Agent shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner, member or manager) of each Borrower in form and substance satisfactory to Agent dated as of the date hereof which shall certify (i) the incumbency and signature of the officers of such Borrower authorized to execute this Amendment and the Other Documents, (ii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto or a certification that the Organizational Documents of such Borrower have not been amended or modified since last delivered to Agent and Lenders, as applicable, and (iii) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower’s business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than 30 days prior to the date hereof, issued by the Secretary of State or other appropriate official of each such jurisdiction; and

(c)
Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

4.
Further Assurances. Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5.
Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6.
Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

7.
Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the close of business on July 26, 2023, Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $0 due on account of Revolving Advances, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.

8.
Release. In consideration of Agent’s and Lenders’ agreements contained in this Amendment, Borrowers hereby irrevocably release and forever discharge Agent, Lenders and their respective affiliates, subsidiaries, successors, assigns, partners, members, shareholders, directors, officers, employees, agents, consultants, attorneys and other professional advisors (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrowers ever had or now have against any Released Person which relates, directly or indirectly, to any acts or omissions of any Released Person relating to the Loan Agreement or any Other Document on or prior to the date hereof.

9.
Miscellaneous.

(a)
Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)
Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)
Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)
Governing Law. This Amendment shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)
Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

VITAL FARMS, INC.

By: /s/ Thilo Wrede

Name: Thilo Wrede

Title: Chief Financial Officer

VITAL FARMS OF MISSOURI, LLC

By its Member: Vital Farms, Inc.

By: /s/ Thilo Wrede

Name: Thilo Wrede

Title: Chief Financial Officer

AGENT AND LENDER: PNC BANK, NATIONAL ASSOCIATION, as

Agent and Lender

By: /s/ Michael Cuccia

Name: Michael Cuccia

Title: Senior Vice President